                                                                    Exhibit 31.1

                            Section 302 Certification

I, Joseph E. Bernstein, certify that:

1. I have reviewed this quarterly  report on Form 10-QSB of Catskill  Litigation
Trust;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects  the  financial  condition,  results  of  operations  and cash flows of
Catskill  Litigation  Trust  as of,  and  for,  the  periods  presented  in this quarterly report;

4. Catskill Litigation Trust's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Catskill  Litigation Trust and
have:

   a) designed  such  disclosure   controls  and  procedures,   or  caused  such
disclosure  controls and  procedures to be designed  under our  supervision,  to
ensure  that  material   information  relating  to  Catskill  Litigation  Trust,
including its  consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

   b) evaluated the  effectiveness  of Catskill  Litigation  Trust's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this quarterly report based on such evaluation; and

   c) disclosed  in this  quarterly  report  any change in  Catskill  Litigation
Trust's internal control over financial  reporting that occurred during Catskill
Litigation  Trust's most recent  fiscal  quarter  (Catskill  Litigation  Trust's fourth  fiscal  quarter  in the case of an annual  report)  that has  materially affected,  or is reasonably  likely to materially  affect,  Catskill  Litigation
Trust's internal control over financial reporting.

5. Catskill Litigation Trust's other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to Catskill  Litigation  Trust's auditors and the audit committee of
registrant's   board  of  directors  (or  persons   performing   the  equivalent
functions):

   a) all  significant  deficiencies  and material  weaknesses  in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  Catskill  Litigation  Trust's  ability  to record, process, summarize and report financial information; and

   b) any fraud,  whether or not  material,  that  involves  management or other employees who have a significant  role in Catskill  Litigation  Trust's internal control over financial reporting.

Date:  May 13,2005                         /s/ Joseph E. Bernstein
                                           -------------------------------------
                                           Name:  Joseph E. Bernstein
                                           Title: Acting Chief Executive Officer